Exhibit 10.2

CERTIFICATE OF ACCEPTANCE (MSN 2840)

This Certificate of Acceptance is delivered on the date set out below by GLOBAL CROSSING AIRLINES, INC. (“Lessee”), to TVPX AIRCRAFT SOLUTIONS INC., not in

its individual capacity but solely as Owner Trustee (“Lessor”), pursuant to the Amended and Restated Airframe Lease Agreement dated as of August 15, 2025 between Lessor and Lessee (the “Agreement”). The capitalized terms used in this Certificate shall have the meaning given to such terms in the Agreement.

1.
DETAILS OF ACCEPTANCE

Lessee hereby confirms to Lessor that Lessee has at o’clock on this day of

, 2025, at Coolidge, AZ, accepted the following, in accordance with the provisions of the Agreement:

A.
EQUIPMENT:
(i)
AIRFRAME: Airbus Model A320-200ceo airframe, Manufacturer’s Serial No. 2840 Total Flight Hours: 37,509.7 Flight Hours

Total Flight Cycles: 45,145 Flight Cycles Flight Hours Since Last C Check: 2,277.36 Flight Hours Flight Cycles Since Last C Check: 2,711 Flight Cycles Flight Hours Since Last D Check: N/A

Flight Cycles Since Last D Check: N/A

(ii)
LANDING GEAR:

Left Main:

Manufacturer's Serial No.: MDG3400 Manufacturer's Part No.: 201582001-030

1.
Total Flight Hours Since Overhaul: 4,800.7 Flight Hours
2.
Total Cycles Since Overhaul: 4,269 Flight Cycles
3.
Date of Last Overhaul: February 18, 2022

Right Main:

Manufacturer's Serial No.: MDG3401 Manufacturer's Part No.: 201582002-030

1.
Total Flight Hours Since Overhaul: 4,800.7 Flight Hours
2.
Total Cycles Since Overhaul: 4,269 Flight Cycles
3.
Date of Last Overhaul: February 28, 2022 Nose:

Manufacturer's Serial No.: B2271 Manufacturer's Part No.: D23757500-11

1.
Total Flight Hours Since Overhaul: 4,800.7 Flight Hours
2.
Total Cycles Since Overhaul: 4,269 Flight Cycles

3. Date of Last Overhaul: February 9, 2022

(iii)
APU:

Type: APS 3200

Manufacturer's Serial No.: 2374 Total Hours Since Last Overhaul:

B.
INTERIOR CONFIGURATION:
(i)
Seating: 180 Y
(ii)
Lavatories: 3
(iii)
Galleys: 2
(iv)
Freight positions: 0
(v)
Fuel:

C.
All other Items of Equipment and other property, tangible and intangible, delivered by Lessor to Lessee. Additional leftover foam parts for the center fuel tank

2.
CONFIRMATION

Lessee confirms to Lessor that as at the time indicated above, being the Lease Commencement Date:

A.
The representations and warranties contained in Section 2.1 (Lessee’s Representations and Warranties) of the Agreement are hereby repeated.
B.
The Airframe is insured as required by the Agreement.
C.
Lessee’s authorized technical experts have inspected the Airframe to ensure the Airframe conforms to Lessee’s requirements.
D.
For purposes of Lessee’s Initial Inspection and Delivery Inspection, Lessee hereby confirms that the Airframe is in accordance with the specifications of the Agreement and is irrevocably and unconditionally satisfactory in all respects, but without prejudice to Lessor’s agreed undertakings in the Agreement in respect of the Deferred Pre-Delivery

Modifications (as described in Section 4.7 (Deferred Pre-Delivery Modifications) of the Agreement).

E.
For purposes of the Agreement, the “Delivery Date” has occurred at the time and place set forth in Section 1 (Details of Acceptance) hereto, which includes the commencement of Lessee’s obligation to pay Rent in accordance with the term and conditions of the Agreement.

3.
ANNEXES

Annex 1 - LLPs

Annex 2 - Loose Equipment and Accessories

Annex 3 - Airframe Documents and Technical Records Annex 4 - Airframe Status – Avionics Inventory

IN WITNESS WHEREOF, Lessee has, by its duly authorized representative, executed this Certificate of Acceptance (MSN 2840) on the date set forth in Section 1 (Details of Acceptance) above.

LESSEE: GLOBAL CROSSING AIRLINES, INC.

By

Name: Ryan Goepel Title:CFO

ANNEX 1 to

CERTIFICATE OF ACCEPTANCE (MSN 2840)

LLPs

ANNEX 2 to

CERTIFICATE OF ACCEPTANCE (MSN 2840)

LOOSE EQUIPMENT AND ACCESSORIES

MSN 2840 LOOSE EQUIPMENT LIST
Aircraft Type/Model	Serial No.		As on Date
A320-200	2840		27-Aug-25
FLYAWAY KIT CONTENTS [E&E BAY]
ITEM	DESCRIPTION	PART NO.	QUANTITY
1	SUITCASE ASSY-FLIGHT KIT II	D2565800100000	1
2	COVER-PITOT PROBE	98A10001005000	3
3	COVER-TOTAL TEMP SENSOR	98F10001003000	2
4	COVER-SLIP ON,ANGLE OF ATTACK SENSOR	98D10003003000	3
5	EMERGENCY STATIC PROBE COVER	98D10103500100	2
6	EMERGENCY STATIC PROBE COVER	98D10103500102	2
7	TANK-DRAIN	98A28104000000	1
8	PIPE ADAPTING-WATER DRAINING	98D28104000000	1
9	COVER-APU	D1000751200000	1
10	COVER-INLET COWL ENGINE	98D10003001000	2
CARGO COMPARTMENTS
ITEM	DESCRIPTION	PART NO.	QUANTITY
1	FWD CARGO NET	AC40-0217000	1
2	FWD CARGO NET	AC40-0209500	1
3	FWD CARGO NET	AC40-0217200	1
4	AFT CARGO NET	AC40-0217000	1
5	AFT CARGO NET	AC40-0217100	1
6	AFT CARGO NET	AC40-0217500	1
7	AFT CARGO NET	AC40-0209500	1
8	BULK CARGO NET	AC40-0217300	1
9	BULK CARGO NET	AC40-0217400	1

ANNEX 3 to

CERTIFICATE OF ACCEPTANCE (MSN 2840)

AIRFRAME DOCUMENTS AND TECHNICAL RECORDS

ANNEX 4 to

CERTIFICATE OF ACCEPTANCE (MSN 2840)

AIRFRAME STATUS – AVIONICS INVENTORY

AVIONICS INVENTORY LIST				A/C Regn: N521SH MSN: 2840
ATA	DESCRIPTION	FIN	PART NO.	SERIAL NO.
AIR CONDITIONING
21	AEVC, AVIONICS EQUIPMENT VENTILATION COMPUTER	10HQ	87292325V07	335
21	CPC, CABIN PRESSURE CONTROLLER	11HL	20791-02AB	0654623
21	CPC, CABIN PRESSURE CONTROLLER	12HL	9022-15702-10	4672
AUTO FLIGHT
22	MCDU, MULTIPURPOSE CONTROL DISPLAY UNIT	3CA1	C19266AA01	C19266001385
22	MCDU, MULTIPURPOSE CONTROL DISPLAY UNIT	3CA2	C19266AA01	C19266001348
22	FAC, FLIGHT AUGMENTATION COMPUTER	1CC1	B397BAM0624	Q00140021527
22	FAC, FLIGHT AUGMENTATION COMPUTER	1CC2	B397BAM0624	Q00140010614
22	FMGC, FLT MGMT & GUIDANCE COMPUTER	1CA1	C13043BA08	6124
22	FMGC, FLT MGMT & GUIDANCE COMPUTER	1CA2	C13043BA08	Q00194007191
COMMUNICATIONS
23	HF TRANSCEIVER	3RE1	822-0330-020	127173
23	HF TRANSCEIVER	3RE2	822-0330-020	1693LV
23	VHF TRANSCEIVER	1RC1	EVR###-##-####A	4689707A-02713
23	VHF TRANSCEIVER	1RC2	EVR###-##-####A	4689707A-03911
23	VHF TRANSCEIVER	1RC3	EVR###-##-####A	4689708-03162
23	AMU, AUDIO MANAGEMENT UNIT	1RN	AMU4031SA130103	4031-0918
23	CVR, COCKPIT VOICE RECORDER	1RK	980-6022-001	0810
23	DIRECTOR, CIDS	101RH	Z014H000131A	014H00000538
23	DIRECTOR, CIDS	102RH	Z014H000131A	014H00001282
23	PANEL-SELCAL CODE	3RN	BC2065C	2065-4591
ELECTRICAL POWER
24	GCU, GENERATOR CONTROL UNIT	1XU1	767584K	AAAY004145
24	GCU, GENERATOR CONTROL UNIT	1XU2	767584K	AAAY002115
24	GCU, GENERATOR CONTROL UNIT	1XE	521100	G1942790
24	STATIC INVERTER	3XB	4188-00	002703
24	RECTIFIER, TRANSFORMER	1PE	Y005-2	9189
24	RECTIFIER, TRANSFORMER	1PU1	Y192	H0170
24	RECTIFIER, TRANSFORMER	1PU2	Y005-3	8873
24	BCL, BATTERY CHARGER LIMITER	1PB1	35-0L5-1005-08	0L5002521
24	BCL, BATTERY CHARGER LIMITER	1PB2	35-0L5-1005-08	0L5005041
24	GROUND POWER CONTROL UNIT	24XG	1700667D	1439
FIRE PROTECTION
26	FDU, FIRE DETECTION UNIT	2WD1	3720-01-01	UL6430

26	FDU, FIRE DETECTION UNIT	2WD2	3721-00	ZM3551
26	FDU, FIRE DETECTION UNIT	13WG	3720-00-00	ME0727
FLIGHT CONTROL
27	SFCC, -SLAT AND FLAP CONTROL COMPUTER	21CV	49-170-11	04765
27	SFCC, -SLAT AND FLAP CONTROL COMPUTER	22CV	49-170-11	03940

AVIONICS INVENTORY LIST				A/C Regn: N521SH MSN: 2840
ATA	DESCRIPTION	FIN	PART NO.	SERIAL NO.
27	ELAC, ELEVATOR & AILERON COMPUTER	2CE1	3945128218	ELACVB019776
27	ELAC, ELEVATOR & AILERON COMPUTER	2CE2	3945128218	ELACVB019030
27	SEC, SPOILER ELEVATOR COMPUTER	1CE1	B372BAM0515	Q00136012864
27	SEC, SPOILER ELEVATOR COMPUTER	1CE2	B372BAM0515	Q00136014085
27	SEC, SPOILER ELEVATOR COMPUTER	1CE3	B372BAM0515	Q00136013116
27	FCDC, FLIGHT CONTROL DATA CONCENTRATOR	3CE1	115370-1318	7449
27	FCDC, FLIGHT CONTROL DATA CONCENTRATOR	3CE2	115370-1318	7504
FUEL
28	FQIC, FUEL QTY IND COMPTR	3QT	SIC5059-14-31	AS2837
28	CONTROL UNIT, -LEVEL SENSING	7QJ	30042-0000-0501	6186
28	CONTROL UNIT, -LEVEL SENSING	9QJ	30042-0000-0501	6187
INDICATING AND RECORDING
31	CFDIU	1TW	C12860AA02	C12860004669
31	DFDR	1TU	980-4700-042	SSFDR-11518
31	WQAR	2TV	2243800-364	RA08155
31	FDIMU-FLT DATA INTERFACE MANAGEMENT UNIT	10TV	2234320-01-01	QA00726
31	FWC, FLT WARNING COMPUTER	1WW1	350E053022323	0E0009070
31	FWC, FLT WARNING COMPUTER	1WW2	350E053022323	0E0009072
31	SDAC, SYSTEM DATA ACQUISITION CONCENTRATOR	1WV1	350E5500206	0E5006552
31	SDAC, SYSTEM DATA ACQUISITION CONCENTRATOR	1WV2	350E5500206	0E5009042
31	DMC, DISPLAY MANAGEMENT COMPUTER	1WT1	1982660116	198266004424
31	DMC, DISPLAY MANAGEMENT COMPUTER	1WT2	1982660116	198266004531
31	DMC, DISPLAY MANAGEMENT COMPUTER	1WT3	1982660116	198266004588
LANDING GEAR
32	INTERFACE UNIT, LDG GEAR CONTROL	5GA1	664700500A4D	6227
32	INTERFACE UNIT, LDG GEAR CONTROL	5GA2	664700500A4D	4627
32	BSCU	10GG	E21327107	7567
NAVIGATION

34	ADIRU	1FP1	HG2030AE44	56007807
34	ADIRU	1FP3	HG2030AE44	02047657
34	ADIRU	1FP2	HG2030AE23	56007950
34	MMR	2RT1	TLS###-##-####A	4678434A-04142
34	MMR	2RT2	TLS###-##-####A	4678434A-04351
34	TRANSCEIVER-W/R	1SQ2	066-50008-0409	11419
34	TRANSCEIVER-W/R	1SQ1	066-50008-0409	RTA4B-18422
34	LRRA TRANSCEIVER	2SA1	9599-607-14942	14942-12325
34	LRRA TRANSCEIVER	2SA2	9599-607-14942	14942-12315
34	TCAS COMPUTER	1SG	822-1293-332	188551
34	GPWC-GROUND PROXIMITY WARNING COMPUTER	1WZ	965-1676-003	EMK5-27343
34	DME INTERROGATOR	2SD1	066-50013-0202	DMA37B-03292

AVIONICS INVENTORY LIST				A/C Regn: N521SH MSN: 2840
ATA	DESCRIPTION	FIN	PART NO.	SERIAL NO.
34	DME INTERROGATOR	2SD2	066-50013-0202	DMA37B-06873
34	ATC TRANSPONDER	1SH1	822-1338-021	114TD
34	ATC TRANSPONDER	1SH2	822-1338-021	1688VD
34	ADF RECEIVER	2RP1	066-50014-0202	DFA75B-04628
34	ADF RECEIVER	2RP2	066-50014-1202	DFA75B-08537
34	RECEIVER-VOR,MKR	3RS1	066-50012-0212	RVA36B-06713
34	RECEIVER-VOR,MKR	3RS2	066-50012-0212	RVA36B-06717
PNEUMATIC
36	COMPUTER, BLEED MONITORING	1HA1	785-002-8	785002IN6131
36	COMPUTER, BLEED MONITORING	1HA2	785-002-8	785002IN6135
ENGINE FUEL AND CONTROL
73	EIU, ENGINE INTERFACE UNIT	1KS1	3957985205	Q05720006622
73	EIU, ENGINE INTERFACE UNIT	1KS2	3957985205	Q05720007070
ENGINE INDICATING
77	EVMU, ENGINE VIBRATION MONITORING UNIT	2EV	241-247-012-005	AB80259